Exhibit 10.4

GUARANTEE AGREEMENT

dated as of April 1, 2020

among

T-MOBILE US, INC.,

T-MOBILE USA, INC.,

and THE OTHER GUARANTORS referred to herein

in favor of

DEUTSCHE BANK AG NEW YORK BRANCH,

as Administrative Agent

TABLE OF CONTENTS

SECTION 1. DEFINED TERMS		2
1.1.	Definitions	2
1.2.	Other Definitional Provisions	3

SECTION 2. GUARANTEE		3
2.1.	Guarantee	3
2.2.	Guarantee of Payment	3
2.3.	No Limitations, Etc.	4
2.4.	Reinstatement	5
2.5.	Agreement To Pay; Subrogation	5
2.6.	Information	5
2.7.	Keepwell	5

SECTION 3. INDEMNITY, SUBROGATION AND SUBORDINATION		6
3.1.	Indemnity and Subrogation	6
3.2.	Contribution and Subrogation	6
3.3.	Subordination	6

SECTION 4. MISCELLANEOUS		7
4.1.	Amendments in Writing	7
4.2.	Notices	7
4.3.	No Waiver by Course of Conduct; Cumulative Remedies	7
4.4.	Enforcement Expenses; Indemnification	7
4.5.	Successors and Assigns	8
4.6.	Right of Setoff	8
4.7.	Counterparts; Integration	9
4.8.	Severability	9
4.9.	Section Headings	9
4.10.	GOVERNING LAW	9
4.11.	Jurisdiction; Consent to Service of Process	9
4.12.	WAIVER OF JURY TRIAL	10
4.13.	Acknowledgments	10
4.14.	Additional Guarantors; Releases	10
4.15.	Successor Administrative Agent	11
4.16.	Execution of Assignments and Certain Other Documents	11

SCHEDULES

Schedule 1	Notice Addresses of Guarantors

ANNEXES

Annex 1	Assumption Agreement

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT dated as of April 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) made by T-MOBILE US, INC., a Delaware corporation (“Parent”), T- MOBILE USA, INC., a Delaware corporation (the “Borrower”) and certain other subsidiaries of Parent party hereto, in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (together with its successors in such capacity, the “Administrative Agent”) for the Lenders from time to time party to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent and other agents party thereto, and for the other Secured Parties (as hereinafter defined).

W I T N E S E T H:

WHEREAS, Parent and the Borrower are members of an affiliated group of companies that includes each Guarantor;

WHEREAS, on the date hereof, the Borrower has entered into the Credit Agreement, pursuant to which the Lenders have severally agreed to make extensions of credit, and the Issuing Banks have agreed to issue Letters of Credit, to or for the account of the Borrower, in each case subject to the terms and subject to the conditions set forth therein;

WHEREAS, in accordance with the Credit Agreement, it is contemplated that one or more of the Guarantors and other Group Members have entered into or may enter into one or more agreements with respect to Cash Management Obligations with one or more Qualified Counterparties;

WHEREAS, in accordance with the Credit Agreement, it is contemplated that one or more of the Guarantors and other Loan Parties have entered into or may enter into one or more Designated Hedge Agreements with one or more Qualified Counterparties;

WHEREAS, Parent, the Borrower and the other Guarantors will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, of certain Qualified Counterparties to enter into Designated Hedge Agreements or agreements with respect to Cash Management Obligations, and of the Issuing Banks to issue Letters of Credit, that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the above premises the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS

1.1. Definitions. The following terms shall have the following meanings:

“Additional Guarantor”: as defined in Section 4.14(a).

“Administrative Agent”: as defined in the preamble hereto.

“Agreement”: as defined in the preamble hereto.

“Assumption Agreement”: an Assumption Agreement in the form of Annex 1 hereto.

“Borrower”: as defined in the preamble hereto.

“Borrower Obligations”: the Obligations (as defined in the Credit Agreement) of the Borrower.

“Claiming Guarantor”: as defined in Section 3.2.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.) as amended from time to time, and any successor statute.

“Contributing Guarantor”: as defined in Section 3.2.

“Credit Agreement”: as defined in the preamble hereto.

“Deposit Account”: as defined in the New York UCC

“Discharge of Obligations”: the satisfaction or payment in full in cash of the Obligations (excluding contingent reimbursement and indemnification obligations, Secured Cash Management Obligations and obligations under Designated Hedge Agreements, in each case, that are not due and payable) and termination and expiration of the Commitments.

“Electronic Signature”: any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including Section 2) or any other Loan Document or any Designated Hedge Agreement to which such Guarantor is a party or in connection with any Cash Management Services, in each case whether on account of guarantee obligations, Swap Obligations, Cash Management Obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”: with respect to the Obligations, the collective reference to (i) Parent (other than the Guarantor Obligations with respect to Parent), (ii) each Subsidiary of Parent (x) that is listed on the signature pages hereto under the caption “Guarantors” and (y) that becomes a party to this Agreement after the date hereof (in each case, other than the Guarantor Obligations with respect to such Subsidiary) and (iii) the Borrower (other than with respect to the Borrower Obligations).

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: the collective reference to the Borrower Obligations and the Guarantor Obligations.

“Parent”: as defined in the preamble hereto.

“Person”: any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Qualified ECP Guarantor”: as defined in Section 2.7.

“Secured Parties”: collectively, the Administrative Agent, the Collateral Trustee, the Arrangers, the Lenders, the Issuing Banks, each Qualified Counterparty and the Indemnitees.

1.2. Other Definitional Provisions. Except as otherwise expressly set forth herein, the rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Agreement.

SECTION 2. GUARANTEE

2.1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations whether at stated maturity, upon acceleration or otherwise. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, in accordance with the terms of the Loan Documents, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable Debtor Relief Laws (after giving effect to the right of contribution established in Section 3.2).

2.2. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a continuing, absolute and unconditional guarantee of payment when due whether at stated maturity, upon acceleration or otherwise and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other person.

2.3. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document in accordance with its terms or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Administrative Agent or any other Secured Party for the Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, (v) any illegality, lack of validity or enforceability of any Obligation, (vi) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy or reorganization of any Loan Party (other than any insolvency, bankruptcy or reorganization of such Guarantor), (vii) the existence of any claim, set-off or other rights that such Guarantor may have at any time against the Borrower, the Administrative Agent, any other Secured Party or any other person, whether in connection herewith, the other Loan Documents or any unrelated transactions or (viii) any other circumstances or any act or omission that may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a defense to or discharge of such Guarantor as a matter of law or equity (other than the payment in full of all the Obligations (or release of such Guarantor in accordance with the terms of the Loan Documents). Each Guarantor expressly authorizes the Administrative Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the Discharge of Obligations or a release of guarantee in accordance with Section 4.14 hereof and Section 9.15 of the Credit Agreement. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Discharge of Obligations has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

2.4. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

2.5. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 3.

2.6. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

2.7. Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party hereunder to honor all of its obligations under this Agreement and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.7 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.7, or otherwise under this Agreement, as it relates to such Loan Party, voidable under any Requirement of Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.7 shall remain in full force and effect until the Obligations shall have been indefeasibly paid in full. Each Qualified ECP Guarantor intends that this Section 2.7 constitute, and this Section 2.7 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

For purposes of the foregoing, “Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time by entering into a letter of credit or keepwell, support or other agreement under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3. INDEMNITY, SUBROGATION AND SUBORDINATION

3.1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Loan Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

3.2. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.3) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Loan Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 3.1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14 hereof, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.2 shall be subrogated to the rights of such Claiming Guarantor under Section 3.1 to the extent of such payment.

3.3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.1 and 3.2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.1 and 3.2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and the Borrower and each Guarantor shall remain liable for the full amount of its obligations hereunder.

SECTION 4. MISCELLANEOUS

4.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except (i) in accordance with Section 9.2 of the Credit Agreement, (ii) pursuant to an Assumption Agreement or (iii) with respect to Schedule 1 to this Agreement, such Schedule may be amended or supplemented by any Guarantor at any time by delivering such amended or supplemented schedule to the Administrative Agent.

4.2. Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 9.1 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor (other than Parent or the Borrower) shall be addressed to such Guarantor at its notice address set forth on Schedule 1 (as such schedule may be amended from time to time).

4.3. No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 4.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

4.4. Enforcement Expenses; Indemnification.

(a) Each Guarantor agrees to pay or reimburse (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, disbursements and other charges of legal counsel for the Administrative Agent, incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the fees, charges and disbursements of legal counsel for the Administrative Agent, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 4.4(a), including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loans; provided, that the Guarantors’ obligations under this Section 4.4(a) for fees and expenses of legal counsel shall be limited to fees and expenses of (x) one primary outside legal counsel for all Persons described in clauses (i) and (ii) above, taken as a whole, (y) in the case of any actual or perceived conflict of interest, one outside legal counsel for each group of affected Persons similarly situated, taken as a whole, in each appropriate jurisdiction and (z) if necessary, one regulatory counsel and one local or foreign legal counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions).

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral to the extent the Borrower would be required to do so pursuant to Section 9.3 of the Credit Agreement.

(c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable and documented out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever with respect to (x) the execution, delivery, enforcement, performance and administration of this Agreement, (y) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by any Guarantor (including any predecessor entities), or any Environmental Liability relating to any Guarantor (including any predecessor entities), or (z) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether the Administrative Agent or the Secured Parties are a party thereto and whether or not such claim, litigation, investigation or proceeding is brought by any Guarantor or any of their respective Affiliates, their respective creditors or any other Person, in each case to the extent the Borrower would be required to do so pursuant to Section 9.3 of the Credit Agreement.

(d) The agreements in this Section 4.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

4.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns; provided that, to the extent prohibited or restricted by the terms of the Credit Agreement, no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

4.6. Right of Setoff. If an Event of Default pursuant to Section 7.1(a), (g) or (h) of the Credit Agreement (in the case of clauses (g) or (h), with respect to the Borrower only) shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time with the prior written consent of the Administrative Agent, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party under this Section 4.6 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have. Each Secured Party shall notify the Administrative Agent and the relevant Guarantor promptly after any such setoff.

4.7. Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

4.8. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

4.10. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4.11. Jurisdiction; Consent to Service of Process.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, any party hereto may bring an action or proceeding in other jurisdictions in respect of its rights under any Security Document governed by a law other than the laws of the State of New York or, with respect to the Collateral, in a jurisdiction where such Collateral is located.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 4.11. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.2. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

4.12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.12.

4.13. Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

4.14. Additional Guarantors; Releases.

(a) Each Domestic Subsidiary of Parent that is required to, or that Parent or the Borrower shall elect to, become a party to this Agreement pursuant to Section 5.9 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary (an “Additional Guarantor”) of an Assumption Agreement in the form of Annex 1 hereto.

(b) In the case of a transaction permitted under the Credit Agreement the result of which is that a Guarantor would cease to be a Restricted Subsidiary or would become an Excluded Subsidiary (or in case any Restricted Subsidiary otherwise becomes an Excluded Subsidiary), the Guarantor Obligations created by this Agreement in respect of such Guarantor shall automatically terminate and be released, without the requirement for any further action by any Person and the Administrative Agent shall promptly take such action and execute any such documents as may be reasonably requested by Parent or the Borrower and at the Borrower’s expense to further document and evidence such termination and release of such Guarantor Obligations.

(c) Upon Discharge of Obligations, the Guarantor Obligations shall automatically terminate and be released, without the requirement for any further action by any Person and the Administrative Agent shall promptly take such action and execute any such documents as may be reasonably requested by Parent or the Borrower and at the Borrower’s expense to further document and evidence such termination and release of the Guarantor Obligations.

4.15. Successor Administrative Agent. Upon the appointment of any successor to the Administrative Agent pursuant to Section 8.9 of the Credit Agreement, such successor shall thereupon automatically succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement and all references to the Administrative Agent herein shall refer to such successor, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement.

4.16. Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, in respect of documents to be signed by entities established within the European Union, the Electronic Signature qualifies as a “qualified electronic signature” within the meaning of the Regulation (EU) n 910/2014 of the European parliament and of the Council of 23 July 2014 on electronic identification and trust services for electronic transaction in the internal market as amended from time to time and provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.

(signature pages follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

T-MOBILE USA, INC.

By:	/s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Guarantee Agreement – Term Loan]

GUARANTORS:

T-MOBILE US, INC.

By:	/s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Guarantee Agreement – Term Loan]

IBSV LLC

LAYER3 TV, INC.

L3TV CHICAGOLAND CABLE SYSTEM, LLC

L3TV COLORADO CABLE SYSTEM, LLC

L3TV DALLAS CABLE SYSTEM, LLC

L3TV DC CABLE SYSTEM, LLC

L3TV DETROIT CABLE SYSTEM, LLC

L3TV LOS ANGELES CABLE SYSTEM, LLC

L3TV MINNEAPOLIS CABLE SYSTEM, LLC

L3TV NEW YORK CABLE SYSTEM, LLC

L3TV PHILADELPHIA CABLE SYSTEM, LLC

L3TV SAN FRANCISCO CABLE SYSTEM, LLC

L3TV SEATTLE CABLE SYSTEM, LLC

METROPCS CALIFORNIA, LLC

METROPCS FLORIDA, LLC

METROPCS GEORGIA, LLC

METROPCS MASSACHUSETTS, LLC

METROPCS MICHIGAN, LLC

METROPCS NETWORKS CALIFORNIA, LLC

METROPCS NETWORKS FLORIDA, LLC

METROPCS NEVADA, LLC

METROPCS NEW YORK, LLC

METROPCS PENNSYLVANIA, LLC

METROPCS TEXAS, LLC

PUSHSPRING, INC.

T-MOBILE CENTRAL LLC

T-MOBILE FINANCIAL LLC

T-MOBILE LEASING LLC

T-MOBILE LICENSE LLC

T-MOBILE NORTHEAST LLC

T-MOBILE PCS HOLDINGS LLC

T-MOBILE PUERTO RICO HOLDINGS LLC

T-MOBILE PUERTO RICO LLC

T-MOBILE RESOURCES CORPORATION

T-MOBILE SOUTH LLC

T-MOBILE SUBSIDIARY IV LLC

T-MOBILE WEST LLC

THEORY MOBILE, INC.

By:	/s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Authorized Person

[Signature Page to Guarantee Agreement – Term Loan]

SPRINT CORPORATION

By:	/s/ Jud Henry
Name: Jud Henry
Title: Senior Vice President, Finance and Treasurer

SPRINT COMMUNICATIONS, INC.

SPRINT CAPITAL CORPORATION

ALDA WIRELESS HOLDINGS, LLC

AMERICAN TELECASTING DEVELOPMENT, LLC

AMERICAN TELECASTING OF ANCHORAGE, LLC

AMERICAN TELECASTING OF COLUMBUS, LLC

AMERICAN TELECASTING OF DENVER, LLC

AMERICAN TELECASTING OF FORT MYERS, LLC

AMERICAN TELECASTING OF FT. COLLINS, LLC

AMERICAN TELECASTING OF GREEN BAY, LLC

AMERICAN TELECASTING OF LANSING, LLC

AMERICAN TELECASTING OF LINCOLN, LLC

AMERICAN TELECASTING OF LITTLE ROCK, LLC

AMERICAN TELECASTING OF LOUISVILLE, LLC

AMERICAN TELECASTING OF MEDFORD, LLC

AMERICAN TELECASTING OF MICHIANA, LLC

AMERICAN TELECASTING OF MONTEREY, LLC

AMERICAN TELECASTING OF REDDING, LLC

AMERICAN TELECASTING OF SANTA BARBARA, LLC

AMERICAN TELECASTING OF SEATTLE, LLC

AMERICAN TELECASTING OF SHERIDAN, LLC

AMERICAN TELECASTING OF YUBA CITY, LLC

APC REALTY AND EQUIPMENT COMPANY, LLC

ASSURANCE WIRELESS OF SOUTH CAROLINA, LLC

ASSURANCE WIRELESS USA, L.P.

ATI SUB, LLC

BOOST WORLDWIDE, LLC

BROADCAST CABLE, LLC

CLEAR WIRELESS LLC

CLEARWIRE COMMUNICATIONS LLC

CLEARWIRE CORPORATION

CLEARWIRE HAWAII PARTNERS SPECTRUM, LLC

CLEARWIRE IP HOLDINGS LLC

CLEARWIRE LEGACY LLC

By:	/s/ Jud Henry
Name: Jud Henry
Title: Vice President and Treasurer

[Signature Page to Guarantee Agreement – Term Loan]

CLEARWIRE SPECTRUM HOLDINGS II LLC

CLEARWIRE SPECTRUM HOLDINGS III LLC

CLEARWIRE SPECTRUM HOLDINGS LLC

CLEARWIRE XOHM LLC

FIXED WIRELESS HOLDINGS, LLC

FRESNO MMDS ASSOCIATES, LLC

INDEPENDENT WIRELESS ONE LEASED REALTY CORPORATION

KENNEWICK LICENSING, LLC

MINORCO, LLC

NEXTEL COMMUNICATIONS OF THE MID-ATLANTIC, INC.

NEXTEL OF NEW YORK, INC.

NEXTEL RETAIL STORES, LLC

NEXTEL SOUTH CORP.

NEXTEL SYSTEMS, LLC

NEXTEL WEST CORP.

NSAC, LLC

PCTV GOLD II, LLC

PCTV SUB, LLC

PEOPLE’S CHOICE TV OF HOUSTON, LLC

PEOPLE’S CHOICE TV OF ST. LOUIS, LLC

PRWIRELESS PR, LLC

SIHI NEW ZEALAND HOLDCO, INC.

SN HOLDINGS (BR I) LLC

SN UHC 1, INC.

SN UHC 3, INC.

SN UHC 4, INC.

SPEEDCHOICE OF DETROIT, LLC

SPEEDCHOICE OF PHOENIX, LLC

SPRINT (BAY AREA), LLC

SPRINT COMMUNICATIONS COMPANY L.P.

SPRINT COMMUNICATIONS COMPANY OF NEW HAMPSHIRE, INC.

SPRINT COMMUNICATIONS COMPANY OF VIRGINIA, INC.

SPRINT CONNECT LLC

SPRINT CORPORATION

SPRINT CORPORATION

SPRINT EBUSINESS, INC.

SPRINT ENTERPRISE MOBILITY, LLC

SPRINT ENTERPRISE NETWORK SERVICES, INC.

SPRINT EWIRELESS, INC.

SPRINT HOLDCO, LLC

SPRINT INTERNATIONAL COMMUNICATIONS CORPORATION

By:	/s/ Jud Henry
Name: Jud Henry
Title: Vice President and Treasurer

[Signature Page to Guarantee Agreement – Term Loan]

SPRINT INTERNATIONAL HOLDING, INC.

SPRINT INTERNATIONAL INCORPORATED

SPRINT INTERNATIONAL NETWORK COMPANY LLC

SPRINT PCS ASSETS, L.L.C.

SPRINT SOLUTIONS, INC.

SPRINT SPECTRUM HOLDING COMPANY, LLC

SPRINT SPECTRUM L.P.

SPRINT SPECTRUM REALTY COMPANY, LLC

SPRINT/UNITED MANAGEMENT COMPANY

SPRINTCOM, INC.

SWV SIX, INC.

TDI ACQUISITION SUB, LLC

TRANSWORLD TELECOM II, LLC

US TELECOM, INC.

USST OF TEXAS, INC.

UTELCOM LLC

VIRGIN MOBILE USA – EVOLUTION, LLC

VMU GP, LLC

WBS OF AMERICA, LLC

WBS OF SACRAMENTO, LLC

WBSY LICENSING, LLC

WCOF, LLC

WIRELESS BROADBAND SERVICES OF AMERICA, L.L.C.

WIRELINE LEASING CO., INC.

By:	/s/ Jud Henry
Name: Jud Henry
Title: Vice President and Treasurer

[Signature Page to Guarantee Agreement – Term Loan]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

[Signature Page to Guarantee Agreement – Term Loan]